                                                                  EXECUTION COPY
                                                      Proprietary & Confidential

                   AMENDED AND RESTATED DECLARATION OF TRUST
                       (RAC DISTRIBUTION STATUTORY TRUST)

                            Dated as of June 27, 2001

                                      among

                    The Persons Named as Certificate Holders
                              on Schedule I Hereto

                                       and

                          WELLS FARGO BANK NORTHWEST,
                             NATIONAL ASSOCIATION,
                                   as Trustee

                                                                 Trust Agreement
                                                      Proprietary & Confidential

                                TABLE OF CONTENTS
ARTICLE I ORGANIZATION.......................................................  2
   Section 1.1. Organization; Purpose of Trust; Authority of Trustee;
                Title to Trust Estate .......................................  2
   Section 1.2. Purpose .....................................................  2
   Section 1.3. Authority of the Trustee.....................................  3
   Section 1.4. Declaration of Trust; Title to Trust Estate .................  4
   Section 1.5. Representations of the Certificate Holders ..................  4

ARTICLE II CERTIFICATES .....................................................  4
   Section 2.1. Certificates; Procedure for Investment ......................  4
   Section 2.2. Return of Investment ........................................  5
   Section 2.3. Distributions ...............................................  5
   Section 2.4. Computation of Distributions ................................  5
   Section 2.5. Loan Event of Default .......................................  5
   Section 2.6. Payment from Trust Estate Only ..............................  6
   Section 2.7. Persons Deemed Owners .......................................  6
   Section 2.8. Mutilated, Destroyed, Lost or Stolen Certificates ...........  6

ARTICLE III COLLECTIONS AND DISTRIBUTIONS....................................  7
   Section 3.1. Collections and Remittances by the Trustee...................  7
   Section 3.2. Payments to the Agent .......................................  7
   Section 3.3. Effect of Sales by the Trustee ..............................  7

ARTICLE IV CERTAIN PROVISIONS RESPECTING THE TRUSTEE.........................  8
   Section 4.1. Acceptance of Trusts and Duties .............................  8
   Section 4.2. Limitation of Power .........................................  8
   Section 4.3. Notice of Event of Default, Etc .............................  8
   Section 4.4. Action Upon Instructions ....................................  9
   Section 4.5. Certain Duties and Responsibilities of the Trustee........... 10
   Section 4.6. Certain Rights of the Trustee ............................... 11
   Section 4.7. NO REPRESENTATIONS OR WARRANTIES AS TO THE

PROPERTIES OR DOCUMENTS ..................................................... 13
   Section 4.8. Status of Moneys Received ................................... 13
   Section 4.9. Permitted Activities ........................................ 13
   Section 4.10. Resignation or Removal of the Trustee ...................... 14
   Section 4.11. Estate and Rights of Successor the Trustee ................. 14

                                                                 Trust Agreement
                                                      Proprietary & Confidential

   Section 4.12. Merger or Consolidation of the Trustee...................... 14
   Section 4.13. Co-Trustees ................................................ 15
   Section 4.14. Doing Business in Other Jurisdictions ...................... 15
   Section 4.15. Books and Records .......................................... 15

ARTICLE V TRANSFER OF CERTIFICATE HOLDER'S INTEREST.......................... 16

ARTICLE VI TERMINATION OF AND AMENDMENTS TO TRUST............................ 16
   Section 6.1. Expiration; Termination...................................... 16
   Section 6.2. Distribution of Trust Estate Upon Termination................ 17
   Section 6.3. Amendments .................................................. 17

ARTICLE VII MISCELLANEOUS.................................................... 17
   Section 7.1. Compensation and Indemnification............................. 17
   Section 7.2. Notices ..................................................... 18
   Section 7.3. Applicable Law............................................... 18
   Section 7.4. Tax Reports.................................................. 19
   Section 7.5. Headings .................................................... 19
   Section 7.6. Successors and Assigns ...................................... 19
   Section 7.7. Severability................................................. 19
   Section 7.8. Only Written Waivers ........................................ 19
   Section 7.9. Counterparts................................................. 19
   Section 7.10. Rights in Trust Agreement .................................. 19
   Section 7.11. No Personal Liability....................................... 20

                                                                 Trust Agreement
                                                      Proprietary & Confidential

                   AMENDED AND RESTATED DECLARATION OF TRUST

     THIS AMENDED AND RESTATED DECLARATION OF TRUST (this "Trust Agreement") dated as of June 27, 2001, is between Wells Fargo Bank Northwest, National Association (the "Bank"; the Bank and any institution that acts as a successor trustee in accordance with the terms of Section 4.10, the "Trustee"), and the Persons named on Schedule I hereto (together with any permitted successors and assigns, each a "Certificate Holder"). Capitalized terms used in this Trust Agreement without specific definition herein have the meanings assigned thereto in Appendix A to the Participation Agreement dated as of the date hereof, among Rite Aid Realty Corp., a Delaware corporation (the "Company"), Rite Aid Corporation, the Trustee, the Persons named therein as Note Holders and Certificate Holders, and Citicorp USA, Inc., as Agent (the "Participation Agreement"). In addition, the rules of construction set forth in Part I of Appendix A to the Participation Agreement shall apply to this Trust Agreement.

                                 TO WITNESS THAT

     WHEREAS, the Trustee has previously executed and delivered a Declaration of Trust dated as of June 27, 2001, in form attached hereto as Exhibit A (the "Existing Trust Agreement") and filed a Certificate of Trust with the Connecticut Secretary of State to form a Connecticut Statutory Trust named the RAC Distribution Statutory Trust in accordance with the provisions of Chapter 615 of Title 34 of the Connecticut General Statutes, ss.34-500 to ss.34-547 (the "Trust Act");

     WHEREAS, the Certificate Holders, as trustors, and the Bank, as trustee, desire to enter into this Trust Agreement in order to amend and restate the Existing Trust Agreement for the benefit of the Certificate Holders to finance the Properties more particularly described in the Participation Agreement and the related Lease Supplements;

     WHEREAS, the Bank is willing to serve as trustee for the Trust; and

     WHEREAS, the Trustee, on behalf of the Trust, will enter into certain agreements and instruments (hereinafter called the "Trust Related Agreements"), as more specifically set forth in Section 1.3 hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree to establish the Trust under the following terms and conditions:

                                                                 Trust Agreement
                                                      Proprietary & Confidential

                                    ARTICLE I
                                  ORGANIZATION

     Section 1.1. Organization; Purpose of Trust; Authority of Trustee; Title to Trust Estate. (a) The name of the Trust is "RAC Distribution Statutory Trust" in which name the Trustee may engage in the business of the Trust and sue and be sued. To the extent necessary or desirable, the Trustee may engage in the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue or be sued in the name of the Trustee or the Trust, but any such action will not be deemed to render the Trustee personally liable for the obligations of the Trust.

     (b) The principal office of the Trust, and such additional offices as the Trustee may establish, will be located at such place or places inside or outside the State of Connecticut as the Trustee may designate from time to time in writing to the Certificate Holders. Initially, the principal office of the Trust will be at 213 Court Street, Suite 902, Middletown, Connecticut 06547,
Attention: Corporate Trust Services.

     Section 1.2. Purpose. (a) The purpose of the Trust is (i) to acquire, finance and lease the Properties pursuant to the Participation Agreement and the Lease, for the benefit of the Certificate Holders, (ii) to execute and deliver the Operative Documents to which the Lessor or the Trustee is or will be a party, and to perform its obligations thereunder, (iii) as the Certificate Holders may jointly direct from time, acquire other assets and lease such assets to other lessees having an unsecured credit rating of AA or better by S&P and AA2 or better by Moody's on the date of any such lease; provided, however, that such additional leasing transactions are funded only with additional equity investments in the Trust and the relating lease is a triple net lease substantively similar to the Lease and on terms not materially less favorable to the Lessor, and (iv) subject to the provisions of Section 5.01 of the Loan Agreement, to conduct such other business activities as the Certificate Holders may direct from time to time. The Trustee will use the proceeds of the Equity Investments contemplated by the Participation Agreement only to acquire, finance and lease the Properties as the Certificate Holders may from time to time direct.

     (b) It is the intention of the Certificate Holders that the interest in the Properties and the remainder of the Trust Estate held by the Trustee constitute a first priority Lien (subject to Permitted Encumbrances and to the other limitations expressed in the Operative Documents) in all right, title and interest in the Properties and the remainder of the Trust Estate for the benefit of the Note Holders and the Certificate Holders to secure the Trustee's and the Company's performance of their respective obligations pursuant to the Operative Documents, and the Trustee may engage in activities ancillary and incidental thereto as set forth in the Operative Documents. Except as expressly permitted under the terms of the Operative Documents, the Bank in its

                                                                 Trust Agreement
                                                      Proprietary & Confidential

capacity as the Trustee will not (i) engage in any business or activity, (ii) have any property, rights or interest, whether real or personal, tangible or intangible, (iii) incur any legal liability or obligation, whether fixed or contingent, matured or unmatured, other than in the normal course of the administration of the Trust or (iv) subject any of the Trust Estate to any lien, security interest or other claim or encumbrance, other than in favor of the Trustee, the Agent, the Note Holders and the Certificate Holders pursuant to the provisions of the Operative Documents.

     (c) THE TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS AS SET FORTH IN SECTION 1.2(a). THE TRUSTEE MAY NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO THE TRUST ESTATE, NOR WILL THIS TRUST AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF A CORPORATION DE FACTO OR DE JURE, OR A MASSACHUSETTS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE BETWEEN OR AMONG THE TRUSTEE, THE CERTIFICATE HOLDERS, THE AGENT AND THE NOTE HOLDERS.

     Section 1.3. Authority of the Trustee. The Certificate Holders hereby authorize and direct the Trustee:

     (a) to execute and deliver each of the Operative Documents (including the Loan Agreement, the Notes and the Certificates, subject to the terms of, and in the manner provided in, this Trust Agreement and the other Operative Documents) and any other documents and instruments related thereto to which the Trustee is or will be a party, in the respective form thereof delivered by or on behalf of the Certificate Holders to the Trustee for execution; and

     (b) to do all such other things and take all such other actions as may be necessary, appropriate or convenient to consummate the transactions contemplated by, and perform from time to time the duties and obligations of the Trustee under, this Trust Agreement and the other Operative Documents. Each Certificate Holder agrees that its execution and delivery of the Participation Agreement and its commitment to make available Equity Investments pursuant to Section 1.02 of the Participation Agreement will constitute, without further action, authorization and direction by such Certificate Holder to the Trustee, to take the actions specified in this Section 1.3. After termination or expiration of the Lease and so long as the Trustee (in its capacity as trustee of this Trust) is a party to any Operative Document, the Certificate Holders, at the Trustee's written request, agree to direct the Trustee in connection with any express duties or obligations of the Trustee under the Operative Documents.

                                                                 Trust Agreement
                                                      Proprietary & Confidential

     Section 1.4. Declaration of Trust; Title to Trust Estate. (a) The Bank hereby acknowledges that it has received the sum of $1.00 and other valuable consideration from the Certificate Holders as grantors of the Trust and declares that it will hold such sum and the Trust Estate in trust subject to the terms and conditions set forth herein for the use and benefit of the Certificate Holders, subject only to the obligations of the Trustee under the Operative Documents and any Permitted Encumbrances. It is the intention of the parties hereto that, to the extent the Trust is not considered a mere financing vehicle, then solely for income and franchise tax purposes, the Trust will be treated as a grantor trust. It is the intention of the parties hereto that the Trust will be a grantor trust organized under Section 34-500 of the Trust Act, and that this Trust Agreement will constitute the governing instrument of the Trust. Effective as of the date hereof, the Trustee will have all of the rights, powers and duties set forth herein and in the Trust Act with respect to accomplishing the purposes of the Trust. The Trustee has filed a certificate of trust required by Section 34-503 of the Trust Act in connection with the formation of the Trust under the Trust Act. The parties intend that the Trust does not and will not constitute a "business trust" within the meaning of Title of the United States Code.

     (b) Legal title to the Trust Estate will be vested in the Trustee, and it will have full authority, control and power over the Trust Estate and the business of the Trust. The Trustee declares that it will hold the Trust Estate in trust subject to the terms and conditions set forth herein for the benefit of the Certificate Holders subject only to the obligations of the Trustee under the Operative Documents and any Permitted Encumbrances. No legal title to any of the Trust Estate will be vested in the Certificate Holders and they will have no interest in the Trust Estate other than their respective beneficial interests in the Trust Estate conferred by this Trust Agreement, which beneficial interests will be personal property.

     Section 1.5. Representations of the Certificate Holders. Each Certificate Holder hereby represents and warrants that it is validly existing under the laws of its jurisdiction of formation having full legal right and authority to enter into and carry out its obligations under this Trust Agreement.

                                   ARTICLE II
                                  CERTIFICATES

     Section 2.1. Certificates; Procedure for Investment. (a) The Equity Investments made by each Certificate Holder and each Certificate Holder's interest in the Trust Estate will be evidenced by a certificate of the Trustee, substantially in the form of Exhibit B hereto (each a "Certificate" and, collectively, the "Certificates"), issued in the name of such Certificate Holder, with appropriate insertions and schedules, in a face amount equal to such Certificate Holder's Certificate Commitment. The Certificates will

                                                                 Trust Agreement
                                                      Proprietary & Confidential

(i) be dated as of the Funding Date, (ii) be stated to mature on the Maturity Date and (iii) bear Distributions on the unpaid Certificate Amount thereof from time to time outstanding at the Applicable Rate.

     (b) Each Certificate Holder severally (and not jointly) agrees that on the Funding Date it will make an Equity Investment in accordance with Article I of the Participation Agreement.

     (c) Each Certificate Holder is hereby authorized to record the date and amount of each Equity Investment, the amount of all accrued and unpaid Distributions and each payment or repayment on the grid annexed to and constituting a part of each Certificate held by such Certificate Holder, and any such recordation will constitute prima facie evidence of the accuracy of the information as recorded; provided, however, that the failure to make any such recordation will not affect the obligations of the Trustee under such instrument.

     Section 2.2. Return of Equity Investment. The Trustee will, from the Trust Estate, return the Equity Investment evidenced by each Certificate, as provided in the Participation Agreement.

     Section 2.3. Distributions. (a) Each Certificate, and its related Certificate Amount, will be entitled to Distributions on the unpaid amount thereof at a rate per annum equal to the Applicable Rate.

     (b) If all or a portion of the Equity Investment of, or Distributions on, any Certificate is not paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount, without limiting the rights of the Certificate Holders under any Operative Document, will bear interest, to the extent permitted by Law, at a rate per annum equal to the Default Rate.

     (c) Distributions on each Certificate will be payable in arrears on each Payment Date in the manner set forth in the Participation Agreement.

     Section 2.4. Computation of Distributions. To the extent permitted by Law, Distributions in respect of each Certificate Amount will be calculated in all cases by the Agent as provided in Section 5.01 of the Participation Agreement on the outstanding Certificate Amount at the Applicable Rate and will be calculated at the Default Rate in respect of any overdue Certificate Amount and Distributions.

     Section 2.5. Loan Event of Default. Upon the occurrence of a Loan Event of Default and all of the Notes becoming due and payable, whether automatically or with the consent, or at the request, of the Majority Holders, the Certificate

                                                                 Trust Agreement
                                                      Proprietary & Confidential

Commitments of the Certificate Holders will be terminated, the Equity Investments evidenced by the Certificates (with accrued Distributions thereon) and all other amounts owing to the Certificate Holders under this Trust Agreement and the other Operative Documents will immediately become due and payable, subject to the rights and interests of the Note Holders under the Operative Documents.

     Section 2.6. Payment from Trust Estate Only. All payments to be made by the Trustee in respect of the Certificates and this Trust Agreement will be made only from the income and the proceeds from the Trust Estate, and only to the extent that the Trustee has received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Sections 3.2 and 3.3. The Certificate Holders agree that they will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to them as herein provided, and that the Trustee is not nor will it be liable in its individual capacity to any Certificate Holder for any amount payable hereunder or under the Certificates.

     Section 2.7. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving Distributions pursuant to
Section 2.2, Section 2.3 and Article III and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee will be affected by any notice to the contrary; provided, however, that in determining whether the Certificate Holders evidencing the requisite Equity Investments have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the Certificates owned by the Company or any Affiliate thereof will be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which an Officer in the Corporate Trust Department of the Trustee knows to be so owned will be so disregarded.

     Section 2.8. Mutilated, Destroyed, Lost or Stolen Certificates. (a) If any Certificate becomes mutilated, destroyed, lost or stolen, then upon the written request of the holder thereof, the Trustee will execute and deliver to such holder a new Certificate. Such new Certificate will be: (i) registered in the name in which such mutilated, destroyed, lost or stolen Certificate was registered; (ii) in the same original Certificate Amount as such mutilated, destroyed, lost or stolen Certificate; and (iii) dated the date of such mutilated, destroyed, lost or stolen Certificate. If the Certificate being replaced has become mutilated, it will be surrendered to the Trustee and canceled. If the Certificate being replaced has been destroyed, lost or stolen, the holder thereof will furnish to the Trustee such security or indemnity as reasonably may be required by it to save the Trustee harmless from any loss and evidence satisfactory to the Trustee of the destruction, loss or theft of such Certificate and the ownership thereof. Upon request, the

                                                                 Trust Agreement
                                                      Proprietary & Confidential

Trustee will advise the affected Certificate Holder of (i) the aggregate Certificate Amount of, and the aggregate accrued and unpaid Distributions on, such mutilated, destroyed, lost or stolen Certificate that were paid to any holder thereof at any time prior to the delivery of such new Certificate; and
(ii) the date on which Distributions in respect of such mutilated, destroyed, lost or stolen Certificate had been paid to any holder thereof at the time of such delivery.

     (b) Any duplicate Certificate issued pursuant to this Section 2.8 will constitute complete and indefeasible evidence of ownership of such Certificate, as if originally issued, whether or not the lost, stolen or destroyed Certificate is found at any time.

                                   ARTICLE III
                          COLLECTIONS AND DISTRIBUTIONS

     Section 3.1. Collections and Remittances by the Trustee. The Trustee agrees that, subject to the provisions of this Trust Agreement and during the term of this Trust, the Trustee will administer the Trust Estate and, at the direction of the Agent or the Majority Holders, take steps to collect all sums payable by the Lessee under the Lease (to the extent not payable directly to the Agent pursuant to the Lease, the Participation Agreement or to the Holders pursuant to the other Operative Documents). The Trustee agrees to distribute all proceeds received from the Trust Estate in accordance with the Participation Agreement. The Trustee will make such distributions promptly upon receipt of such proceeds by the Trustee, it being understood and agreed that the Trustee will not be obligated to make such distributions until the funds for such distributions have been received by the Trustee in cash or its equivalent reasonably acceptable to the Trustee. All distributions to a Certificate Holder will be made by the Trustee to the order of such Certificate Holder, delivered to such Certificate Holder in accordance with its payment instructions set forth on Schedule I to the Participation Agreement.

     Section 3.2. Payments to the Agent. Until the Loan Agreement and the Notes have been discharged pursuant to the terms thereof, (a) all payments of any kind included in the Trust Estate will be payable directly to the Agent unless otherwise specified in the Operative Documents for distribution in accordance with the provisions of Artic le VI or VII of the Participation Agreement, as applicable, and (b) if any payments are received by the Trustee, the Trustee upon receipt thereof will forward such payments to the Agent without deduction, set-off or adjustment of any kind.

     Section 3.3. Effect of Sales by the Trustee. Any sale of all or any part of the Trust Estate by the Trustee permitted hereunder or under the Participation Agreement will bind the Certificate Holders and will be effective for the benefit of the purchasers thereof and their respective successors and assigns to divest and transfer all

                                                                 Trust Agreement
                                                      Proprietary & Confidential

right, title and interest vested in the Trustee or the Certificate Holders hereunder in the property so sold. No purchaser will be required to inquire as to compliance by the Trustee with any of the terms hereof or to see to the application of any proceeds of any such sale.

                                   ARTICLE IV
                   CERTAIN PROVISIONS RESPECTING THE TRUSTEE

     Section 4.1. Acceptance of Trusts and Duties. The Bank, as Trustee, accepts the trusts hereby created and agrees to perform the same as herein expressed and agrees to receive and disburse all moneys constituting part of the Trust Estate in accordance with the terms of this Trust Agreement.

     Section 4.2. Limitation of Power. The Trustee does not have the power, right, duty or authority to manage, control, possess, use, sell, lease, dispose of or otherwise deal with the Properties or any portion thereof or any other property at any time constituting a part of the Trust Estate, or otherwise to take or refrain from taking any action under or in connection with the Operative Documents, except that the Trustee will have the power, right, duty or authority to (a) execute and deliver the Operative Documents to which the Trustee is to be a party, (b) exercise and carry out, or cause to be exercised and carried out, the rights, duties and obligations of the Trustee hereunder and under the other Operative Documents, (c) receive, collect and distribute and deal with the sums due under the Lease and the other Operative Documents and the proceeds thereof as provided in the Operative Documents and (d) take or refrain from taking such actions as expressly provided in written instructions received by the Trustee from the Agent or the Majority Holders pursuant to Section 4.3 or 4.4. Other than as expressly provided in this Trust Agreement, the Trustee does not have the authority to make management decisions relating to the Trust Estate and may take only ministerial actions without the consent of the Agent or the Majority Holders.

     Section 4.3. Notice of Event of Default, Etc. In the event that an Officer of the Trustee has knowledge of, or has received a copy of any consent, waiver or modification or request therefor or for any other action with respect to any of the Operative Documents, the Trustee will give prompt written notice thereof (in no event later than five (5) days after receipt or actual knowledge thereof) to the Certificate Holders and the Agent and to any other Person identified in writing by the Certificate Holders to the Trustee. In the event an Officer of the Trustee has knowledge of a Default or an Event of Default, the Trustee will give prompt written notice by certified mail, postage prepaid, of such event to the Certificate Holders, the Note Holders and the Agent and any other Person identified in writing by the Certificate Holders to the Trustee. Subject to the terms of Section 4.4 and any restrictions contained in the other Operative Documents, the Trustee will take such action with respect to any such event as may be

                                                                 Trust Agreement
                                                      Proprietary & Confidential

specified in written instructions received by the Trustee from the Agent or the Majority Holders. For all purposes of this Trust Agreement and the other Operative Documents, in the absence of actual knowledge, the Trustee will not be deemed to have knowledge of a Default or an Event of Default unless the Trustee receives written notice thereof. If the Trustee has given notice of any such event and has not received written instructions from the Agent or the Majority Holders within thirty (30) days after mailing such notice, then the Trustee will provide written notice to the Certificate Holders, the Note Holders and the Agent ten (10) days in advance of the date it proposes to take any action, describing such action and following the giving of such notice and subject to the terms of the Operative Documents, may take such action, or refrain from taking such action, with respect to such Default or an Event of Default as it deems advisable and in the best interests of the Note Holders and Certificate Holders; provided, however, that the Trustee will have no obligation to take action in the event it does not receive direction from the Agent or the Majority Holders.

     Section 4.4. Action Upon Instructions. (a) Subject to the terms of Sections 4.5, 4.6 and 7.1 and the other Operative Documents, upon the written instructions at any time and from time to time of the Agent or the Majority Holders, the Trustee will take such of the following actions as may be specified in such instructions:

          (i) give such notice or direction or exercise such right or power under the Lease or any other Operative Document specified in such instructions;

          (ii) approve as satisfactory to the Trustee all matters required by the terms of any Operative Document to be satisfactory to the Trustee;

          (iii) after the termination or expiration of the Lease, unless the Company has purchased the Properties, convey the Properties for such amount, on such terms and to such purchaser or purchasers as may be designated in such instructions, or otherwise lease or dispose of the Properties on such terms as may be designated in such instructions; and

          (iv) any other action as specified by the Agent or the Majority Holders in such instructions.

     (b) In connection with the exercise by the Trustee of its rights under
Section 6.02 of the Participation Agreement or Article IX of the Lease, the Trustee will only take such actions as the Agent or the Majority Holders may direct from time to time; provided, however, that the Trustee will not be obligated to take any actions which are inconsistent with the provisions of
Section 4.5(c).

                                                                 Trust Agreement
                                                      Proprietary & Confidential

     Section 4.5. Certain Duties and Responsibilities of the Trustee. (a) (i) The Trustee will perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents and no implied covenants or obligations will be read into this Trust Agreement against the Trustee, and the Trustee agrees that it will not, nor will it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Properties or any portion of the Trust Estate in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein; and

          (ii) in the absence of willful misconduct or gross negligence on the Trustee's part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Trust Agreement.

     (b) No provision hereof will be construed to relieve the Bank, in its individual capacity, or the Trustee of liability for its gross negligence or willful misconduct, for the creation of any Lessor Lien arising by, through or under the Bank or its negligence in the handling of funds, it being understood that, without limiting the foregoing:

          (i) the Trustee will not be liable in its individual capacity for any error of judgment made in good faith by an Officer of the Trustee, unless it is proven that the Trustee was grossly negligent or had engaged in willful misconduct;

          (ii) the Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the Agent or the Majority Holders pursuant to the express provisions hereof;

          (iii) no provision hereof will require the Bank, in its individual capacity, to expend or risk its own funds in the performance of any of its duties as the Trustee hereunder or under any of the other Operative Documents, or in the exercise of any of its rights or powers;

          (iv) the Trustee will not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by any Certificate Holder;

          (v) except as expressly provided in this Trust Agreement, in accepting the trust created hereby, the Trustee acts solely as trustee and not in its individual capacity, and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Trust Agreement will, other than as expressly provided

                                                                 Trust Agreement
                                                      Proprietary & Confidential

in this Trust Agreement and the other Operative Documents, look solely to the Trust Estate for payment or satisfaction thereof; and

          (vi) the Bank will be liable for (A) any Taxes on, with respect to or measured by any amounts paid to it as compensation for services or otherwise under the Operative Documents, (B) its acts or omissions not related to the transactions contemplated by the Operative Documents, (C) the inaccuracy of representations and warranties made by the Bank, in its individual capacity, in the Participation Agreement or any certificate or document delivered pursuant thereto, and (D) its negligence in the handling of funds.

     (c) The Trustee will not be required to take any action hereunder or under the other Operative Documents, nor will any other provision of this Trust Agreement or any other Operative Document be deemed to impose a duty on the Trustee to take any action, if the Trustee determines, or has been advised by counsel, that such action is likely to result in personal liability to it or is contrary to applicable Law or any of the Operative Documents.

     (d) Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee will be subject to the provisions of this
Section 4.5.

     Section 4.6. Certain Rights of the Trustee. Except as otherwise provided in
Section 4.5: (a) the Trustee may rely and will be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction or authorization by any party hereto or to any other Operative Document will be sufficiently evidenced by a request, direction or authorization in writing, delivered to the Trustee and signed in the name of such party by the president, any vice president, the treasurer or the secretary of such party, as the case may be, and any resolution of the board of directors or committee thereof of such party will be sufficiently evidenced by a copy of such resolution certified by the secretary or an assistant secretary of such party, as the case may be, to have been duly adopted and to be in full force and effect on the date of such certification, and, upon request of the Trustee, delivered to the Trustee;

     (c) whenever in the administration of this Trust Agreement the Trustee deems it desirable that a matter be proven or established prior to taking, suffering or omitting any action hereunder, the Trustee may in good faith rely upon a certificate in

                                                                 Trust Agreement
                                                      Proprietary & Confidential

writing, delivered to the Trustee and signed by the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Agent or a Certificate Holder;

     (d) the Trustee may exercise its powers and perform its duties by or through such attorneys, agents and servants as it may appoint; and it will be entitled to the advice of counsel and will be protected by the advice of such counsel in anything done or omitted to be done in accordance with such advice (provided that such advice pertains to such matters as the Trustee may reasonably presume to be within the scope of such counsel's area of expertise and provided further that notice of such advice of counsel to the Trustee will have been given to the Certificate Holders, the Agent and the Company as promptly as practicable);

     (e) the Trustee will not be under any obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of the Majority Holders, unless the Majority Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses (including reasonable fees and expenses of its legal counsel) and liabilities which may be incurred by it in compliance with such request or direction;

     (f) provided that no Officer of the Trustee has actual knowledge of the inaccuracy thereof, the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee determines to make such further inquiry or investigation, it will be entitled to examine the books and records of the Company or the Guarantor related to the Properties or any portion thereof to reasonably determine whether the Company is in compliance with the terms and conditions of the Lease and to examine any Property, by agent or attorney, all upon the terms and conditions contained in the Lease; and

     (g) without limiting the generality of Section 4.5, the Trustee will not have any duty (i) to see to any recording or filing of the Operative Documents or any UCC financing statements or memoranda of leases or to see to the maintenance of any such recording or filing, (ii) to see to any insurance on the Properties or any portion thereof or to effect or maintain any such insurance, whether or not the Company is in default with respect thereto, other than to promptly forward to the Certificate Holders and the Agent copies of all certificates, reports and other written information which it receives from the Company pursuant to the requirements of the Lease or the Participation Agreement (unless the Certificate Holders and the Agent are to receive such certificates, reports and other written information directly from the Company), (iii) to see to the

                                                                 Trust Agreement
                                                      Proprietary & Confidential

payment or discharge of any Tax or any Lien owing with respect to, assessed or levied against any part of the Trust Estate (other than in respect of Lesser Liens created by the Bank or the Trustee), (iv) to confirm or verify any financial statements of the Guarantor, or (v) to inspect the Properties or any portion thereof at any time or ascertain or inquire as to the performance or observance of any of the Company's covenants under the Operative Documents.

     Section 4.7. NO REPRESENTATIONS OR WARRANTIES AS TO THE PROPERTIES OR DOCUMENTS. THE BANK HAS NOT INSPECTED THE PROPERTIES OR ANY PORTION THEREOF PRIOR TO DELIVERY TO AND ACCEPTANCE BY THE COMPANY. THE BANK HAS NOT MADE NOR DOES IT MAKE (A) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY ENVIRONMENTAL MATTER OR CONDITION, VALUE, DESIGN, OPERATION, CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTIES OR ANY PORTION THEREOF, OR AS TO TITLE THERETO, OR (B) ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE OPERATIVE DOCUMENTS (OTHER THAN AS TO THIS TRUST AGREEMENT AGAINST THE BANK), OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, EXCEPT AS SET FORTH IN SECTIONS 3.03 AND 3.04 OF THE PARTICIPATION AGREEMENT.

     Section 4.8. Status of Moneys Received. All moneys received by the Trustee under or pursuant to any provision of this Trust Agreement constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from any other moneys and may be deposited by the Trustee under such conditions as may be prescribed or permitted by applicable Law for trust funds, or, at the direction of the Majority Holders may be invested in Permitted Investments.

     Section 4.9. Permitted Activities. The Bank or any corporation in or with which the Bank may be interested or affiliated or any officer or director of any such corporation may acquire and hold Certificates hereunder (subject to the restrictions of Section 5.03 of the Participation Agreement), and have commercial relations and otherwise deal with the Company and the Guarantor or with any other corporation having relations with the Company or the Guarantor to the full extent permitted by applicable Law.

                                                                 Trust Agreement
                                                      Proprietary & Confidential

     Section 4.10. Resignation or Removal of the Trustee. The Trustee or any successor thereto may resign at any time without cause by giving at least sixty
(60) days' prior written notice to each Certificate Holder, Note Holder, the Agent and the Company, and the Majority Certificate Holders may at any time remove the Trustee without cause by an instrument in writing delivered to the Trustee, the Agent and the Company, such resignation or removal to be effective on the later of the date specified in such notice or written instrument or the date on which a successor trustee is appointed hereunder. With the written consent of the Agent (and, so long as an Event of Default has not occurred and is continuing), the Company, the Majority Certificate Holders may, at any time upon thirty (30) days' prior written notice to the Agent and the Company by an instrument in writing, appoint a successor trustee; provided, however, that a successor trustee will be a bank or trust company which is organized under the laws of the United States of America or any state thereof and has a combined capital and surplus of at least $500,000,000. If the Majority Certificate Holders do not appoint a successor trustee within thirty (30) days after the giving of notice of such resignation or removal, then the Agent or the Trustee may apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor is, or successors are, appointed by the Majority Certificate Holders as provided above. Any successor trustee so appointed by such court will immediately and without further act be superseded by a successor trustee appointed by the Majority Certificate Holders within one year from the date of the appointment by such court.

     Section 4.11. Estate and Rights of Successor the Trustee. Any successor trustee, whether appointed by the Majority Certificate Holders or by a court, will execute and deliver to the predecessor trustee an instrument accepting such appointment, and thereupon each successor trustee, without further act, will become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor trustee in the trusts hereunder with like effect as if originally named as the Trustee herein, but nevertheless upon the written request of such successor trustee, such predecessor trustee will execute and deliver an instrument transferring to such successor trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor trustee, and such predecessor trustee will duly assign, transfer, deliver and pay over to such successor trustee any property or moneys then held by such predecessor trustee upon the trusts herein expressed.

     Section 4.12. Merger or Consolidation of the Trustee. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee will be a party, or any corporation to which substantially all of the corporate trust business of the Trustee may be transferred, will be a successor trustee under this Trust Agreement without further act.

                                                                 Trust Agreement
                                                      Proprietary & Confidential

     Section 4.13. Co-Trustees. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Majority Certificate Holders and the Trustee jointly will have the power, and will execute and deliver all instruments, to appoint one or more persons approved by the Majority Certificate Holders and the Trustee, to act as co-trustee, or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Majority Certificate Holders and the Trustee may consider necessary or desirable. If the Majority Certificate Holders have not joined in such appointment within fifteen (15) days after the receipt by it of a request to do so, then the Trustee alone will have power to make such appointment. The Trustee will not be liable for any act or omission of any co-trustee or separate trustee appointed under this Section 4.13. Any co-trustee appointed hereunder will be entitled to the same rights, privileges and immunities as the Trustee under this Trust Agreement and the other Operative Documents and will not be liable for the acts or omissions of the Trustee.

     Section 4.14. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, the Trustee will not be required to take any action in any jurisdiction, other than in the jurisdiction of its organization, the State of New York and other than in any other jurisdiction in which the Trustee is authorized to do business, if solely as a result of such action, (a) the taking of such action would require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any Governmental Authority of any jurisdiction, other than the state of the Trustee's organization or any other jurisdiction in which the Trustee is authorized to do business; (b) the Bank would incur any Tax under the laws of any jurisdiction or any political subdivision thereof in existence on the date hereof, other than the state of the Trustee's organization or any other jurisdiction in which the Trustee is authorized to do business; or (c) the Bank would become subject to personal jurisdiction in any jurisdiction, other than the state of the Trustee's organization or any other jurisdiction in which the Trustee is authorized to do business, for causes of action arising from acts unrelated to the consummation of the transactio ns contemplated by the Operative Documents by the Bank or the Trustee; provided, that if, pursuant to the foregoing paragraph, the Trustee is not required to take an action, then the Trustee promptly appoints an additional trustee pursuant to Section 4.13 hereof to proceed with such action.

     Section 4.15. Books and Records. The Trustee will be responsible for keeping the customary books and records relating to the receipt and disbursement of all moneys actually received and disbursed by it.

                                                                 Trust Agreement
                                                      Proprietary & Confidential

                                    ARTICLE V
                   TRANSFER OF CERTIFICATE HOLDER'S INTEREST

     Any transfer by a Certificate Holder of its Certificates and its interests under this Trust and in and to the Trust Estate will comply with Section 5.03 of the Participation Agreement and applicable securities laws.

                                   ARTICLE VI
                     TERMINATION OF AND AMENDMENTS TO TRUST

     Section 6.1. Expiration; Termination. The Trust created hereby will expire and this Trust Agreement will terminate and be of no further force or effect upon the earlier of: (a) the sale, transfer or other final disposition by the Trustee of all property constituting the Trust Estate, including all right, title and interest of the Trustee in and to the Properties and any other portion of the Trust Estate, and the full and final distribution by the Trustee of all moneys, proceeds and other property constitut ing the Trust Estate pursuant to the provisions of the Participation Agreement plus one year, and (b) 21 years less one day after the date of the death of the last survivor of the descendants, living on the date of this Trust Agreement of JOHN D., LAURENCE S., NELSON A. OR DAVID ROCKEFELLER, children of JOHN D. ROCKEFELLER, JR.; otherwise this Trust Agreement and the Trust created hereby will continue in full force and effect in accordance with the provisions hereof. However, except upon the occurrence of the event described in clause (a) above, no expiration of the Trust or termination of this Trust Agreement will be effective until all Liens on the Trust Estate that secure any unpaid indebtedness have been released and all indebtedness of the Trustee, as Trustee hereunder, or otherwise payable from or secured by a Lien on the Trust Estate or the rents, profits, income or proceeds thereof, is paid in full.

     Upon the termination of the Trust as provided herein, if not sooner transferred to the Company or another Person pursuant to the Lease, the other Operative Documents or otherwise, all right, title and interest in the Trust Estate and the Properties will be conveyed to the Certificate Holders or their designees.

     Except as otherwise provided in this Section 6.1, neither the Certificate Holders nor any other Person will be entitled to revoke or terminate the Trust established hereunder.

     Upon the dissolution and winding up of the Trust as provided herein, the Trustee will cause the Certificate of Trust of the Trust to be canceled by filing a certificate of cancellation in accordance with the Trust Act.

                                                                 Trust Agreement
                                                      Proprietary & Confidential

     Section 6.2. Distribution of Trust Estate Upon Termination. Upon any termination of this Trust pursuant to the provisions of Section 6.1, the Trustee will convey the Trust Estate to such purchaser or purchasers thereof or other Person entitled thereto and for such amount and on such terms as are specified in written instructions from the Agent or the Majority Certificate Holders delivered to the Trustee prior to the date of termination; provided, that in the event such written instructions are not delivered to the Trustee on or before the date of termination, the Trustee transfers title to the Trust Estate to the Certificate Holders. Upon making such transfer or sale the Trustee will be entitled to immediate receipt of any sums due and owing to the Trustee for expenses (including reasonable attorneys' fees and expenses) incurred pursuant hereto or as compensation for services rendered hereunder and not theretofore paid and the Trustee will be discharged and free of any further liability hereunder subject to Section 4.5(b).

     Section 6.3. Amendments. Subject to Section 9.04 of the Participation Agreement, at any time and from time to time, upon the written request of the Agent or the Majority Certificate Holders, (a) the Trustee will execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement as specified in such request, and (b) the Trustee will enter into or consent to such written amendment of or supplement to the Operative Documents as the Company or the Agent, as the case may be, may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of the Operative Documents as may be specified in such request; provided, however, if in the reasonable opinion of the Trustee, any document required to be executed by it pursuant to this Section 6.3 affects any right or duty of, or immunity or indemnity in favor of, the Trustee under this Trust Agreement or the other Operative Documents, the Trustee may in its reasonable discretion decline to execute such document.

                                   ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1. Compensation and Indemnification. (a) The Trustee will receive reasonable compensation for its services hereunder (as set forth in the letter dated June 2001, from the Bank to Citibank, N.A.) and will be reimbursed for the Trustee's reasonable expenses (including the disbursements and reasonable fees of its counsel) pursuant to Section 9.13 or 9.14 of the Participation Agreement. If an Event of Default occurs and is continuing and the Trustee is required pursuant to the provisions of this Trust Agreement to take any action in connection therewith, the Trustee will be reimbursed for any expenses it may incur in relation to taking any such action (including the disbursements and fees of counsel) in each case as provided in Section 9.13 or 9.14 of the Participation Agreement and the other Operative Documents. To secure the payment of any such fees and expenses, the Trustee will have a lien on the Trust Estate which will be prior to any interest therein of the Certificate Holders.

                                                                 Trust Agreement
                                                      Proprietary & Confidential

     (b) The Certificate Holders will reimburse and indemnify and protect and save harmless the Trustee, its officers, directors, agents successors and assigns from and against any and all losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including Taxes and counsel fees, and including tort claims for which the Trustee is strictly liable, which may be asserted against or incurred by reason of the Bank's being the Trustee or acting hereunder or under the other Operative Documents or the performance or enforcement of any of the terms hereof, or arising out of or relating to this Trust Agreement or the other Operative Documents or the Properties or the Rent and other sums payable therefor, or the building, construction, purchase, installation, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Properties or in any way relating to or arising out of the Trust Estate or the action or the inaction of the Trustee hereunder or by reason of any occurrence while so acting; provided, however, that the Certificate Holders will not be so obligated in respect of any such losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including Taxes and counsel fees pursuant to this
Section 7.1, aris ing from or as a result of (i) the willful misconduct or gross negligence of the Bank, (ii) any Taxes on, with respect to or measured by any amounts paid to the Bank as compensation for services or otherwise under the Operative Documents, or (iii) the inaccuracy of representations and warranties made by the Bank in its individual capacity in the Participation Agreement or in any certificate or documents delivered pursuant thereto. The provisions of this
Section 7.1 (other than the requirements for compensation of the Trustee after its resignation, which will terminate upon the resignation or removal of the Trustee) will continue in force and effect notwithstanding the termination of this Trust, the resignation or removal of the Trustee or the obligation of any other party to any other Operative Document to make any payment to the Trustee which a Certificate Holder is required to make pursuant to this Section 7.1. The obligations of the Certificate Holders under this Section 7.1 will be several, and not joint, and pro rata in accordance with their respective Certificate Amounts (and if a determination is to be made after all Certificate Amounts are paid, such determination will be made based upon the Certificate Amounts immediately prior to final payment thereof). To secure the same, the Trustee will have a lien on the Trust Estate which will be prior to any interest therein of the Certificate Holders.

     Section 7.2. Notices. All notices and communications provided for herein will be in writing and will be deemed to have been given when delivered in accordance with Section 9.02 of the Participation Agreement.

     Section 7.3. Applicable Law. The Trust will be administered in the State of Connecticut, and this Trust Agreement in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Connecticut under the Trust Act, including all matters of construction, validity, effect and performance.

                                                                 Trust Agreement
                                                      Proprietary & Confidential

     Section 7.4. Tax Reports. In the event any tax report or tax return is required to be made by the Trustee with respect to the Trust Estate and the Company is not required to prepare and file the same pursuant to the Lease, each Certificate Holder will prepare such tax report or return in respect of its interest in the Trust and deliver a copy thereof to the Trustee. The Trustee agrees to promptly forward to each Certificate Holder any communications with respect to taxes pertaining to the Trust Estate which are received by the Trustee from tax authorities or from the Company.

     Section 7.5. Headings. The headings of the various Sections herein are for convenience of reference only and will not define or limit any of the terms or provisions hereof.

     Section 7.6. Successors and Assigns. All covenants and agreements contained herein will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. The Certificate Holders may only assign their interests in the Certificates in accordance with Section 5.03 of the Participation Agreement.

     Section 7.7. Severability. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition on unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provisions in any other jurisdiction.

     Section 7.8. Only Written Waivers. No term or provision of this Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought and otherwise in accordance with Section 9.04 of the Participation Agreement; and any waiver of the terms hereof will be effective only in the specific instance and for the specific purpose given.

     Section 7.9. Counterparts. This instrument may be simultaneously executed in any number of counterparts, each of which when so executed will be deemed to be an original, and such counterparts together will constitute and be one and the same instrument.

     Section 7.10. Rights in Trust Agreement. Except as expressly provided to the contrary in the other Operative Documents, nothing in this Trust Agreement, whether express or implied, will be construed to give any Person other than the Trustee and each Certificate Holder and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement.

                                                                 Trust Agreement
                                                      Proprietary & Confidential

     Section 7.11. No Personal Liability. Neither the Bank nor any Certificate Holder will in any way be liable or responsible or have any obligation in its individual capacity to the Note Holders for the validity, effectiveness, enforceability or payment of the Notes or for the payment or performance of any other Operative Document to which the Trustee is a party. No Person will have any recourse to the personal assets of the Bank or any Certificate Holder for such obligations, provided, however, that nothing herein will prevent recourse to the Trust Estate. The Bank will have no recourse to the personal assets of any Certificate Holder for any obligations arising hereunder, other than the obligations set forth in Section 7.1; provided, however, that nothing therein will prevent recourse to the interest of the Certificate Holders in the Trust Estate.

                                                                 Trust Agreement
                                                      Proprietary & Confidential

     IN WITNESS WHEREOF, the Certificate Holders and the Bank have caused this Trust Agreement to be duly executed all as of the day and year first above written.

                                        WELLS FARGO BANK NORTHWEST,
                                        NATIONAL ASSOCIATION, as the Bank


                                        By: ___________________________________
                                            Name:
                                            Title:

                                                                 Trust Agreement
                                                      Proprietary & Confidential


CERTIFICATE HOLDERS:                    CITICORP USA, INC.,
                                        as Certificate Holder

                                        By: ____________________________
                                            Name:
                                            Title:


                                        THE CHASE MANHATTAN BANK,
                                        as Certificate Holder

                                        By: ____________________________
                                            Name:
                                            Title:


                                        CREDIT SUISSE FIRST BOSTON,
                                        as Certificate Holder

                                        By: ____________________________
                                            Name:
                                            Title:


                                        FLEET RETAIL FINANCE INC.,
                                        as Certificate Holder

                                        By: ____________________________
                                            Name:
                                            Title:

                                                               SCHEDULE I TO THE
                                                                 TRUST AGREEMENT
                                                      Proprietary & Confidential


                                   SCHEDULE I
                  TO AMENDED AND RESTATED DECLARATION OF TRUST

                               CERTIFICATE HOLDERS




CITICORP USA, INC.

THE CHASE MANHATTAN BANK

CREDIT SUISSE FIRST BOSTON

FLEET RETAIL FINANCE INC.

                                                                EXHIBIT A TO THE
                                                                 TRUST AGREEMENT
                                                      Proprietary & Confidential

                                   EXHIBIT A
                  TO AMENDED AND RESTATED DECLARATION OF TRUST

                              DECLARATION OF TRUST

                           dated as of June 25, 2001







See attached.

                                                                EXHIBIT B TO THE
                                                                 TRUST AGREEMENT

                                    EXHIBIT B

                  TO AMENDED AND RESTATED DECLARATION OF TRUST

                             [FORM OF CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR "BLUE SKY" LAW, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT OR LAWS.

RAC DISTRIBUTION STATUTORY TRUST
CERTIFICATE NO. __

Evidencing an interest in the Trust Estate, as defined below.

Dated: June 27, 2001

                         ________________________Dollars
                            ($---------------)

     THIS CERTIFIES THAT __________________________________ (the "Certificate
Holder") is the registered owner of a Certificate evidencing an interest in the Trust Estate created pursuant to (and defined in) that certain Amended and Restated Declaration of Trust, dated as of June 27, 2001 (the "Trust Agreeme nt"), between the Certificate Holders identified therein, and Wells Fargo Bank Northwest, National Association, as Trustee, which creates the trust identified under the title hereof. To the extent not otherwise defined herein, capitalized terms used herein will have the meanings assigned to such terms in Appendix A to the Participation Agreement (as defined in the Trust Agreement), unless the context otherwise requires. In addition, the rules of construction set forth in
Part I of Appendix A to the Participation Agreement shall apply to this Certificate. This Certificate is one of the duly authorized Certificates. This Certificate is being delivered pursuant to, is entitled to the benefits of, and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of its acceptance hereof assents and by which such holder is bound.

     This Certificate entitles the registered owner hereof to the payment of the Certificate Amount hereof in an amount equal to ____________ DOLLARS ($____________), as recorded either on the grid attached to this Certificate or in the records of the Certificate Holder (and such recordation shall constitute prima facie evidence of

                                                                EXHIBIT B TO THE
                                                                 TRUST AGREEMENT

the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Trustee's obligation to repay this Certificate) together with the Distributions on the amount of said Certificate Amount remaining unpaid from time to time from the date of this Certificate until payment hereof is made or duly provided. All payments of the Certificate Amount hereof and Distributions on such sum shall be due and payable in such amounts and at the times provided in the Trust Agreement.

     Interest on any overdue Certificate Amount and (to the extent permitted by applicable Law) Distributions shall be paid from the due date thereof at the Default Rate.

     All payments of the Certificate Amount and Distributions and other amounts hereunder to be made by the Trustee shall be made only from the income and proceeds from the Trust Estate and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Articles II and III of the Trust Agreement. Each holder hereof, by its acceptance of this Certificate, agrees: (i) that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to the holder hereof; and (ii) that in any action or proceeding brought on this Certificate or on the obligations evidenced hereby, no deficiency or other monetary judgment shall be sought or obtained against the Trustee by reason of the ownership of this Certificate, except as is necessary to enforce the rights and remedies of such holder under the Trust Agreement and the other Operative Documents (including the foreclosure of the Lien on the Properties or other collateral security), in which event any such judgment shall be enforceable against the Trustee only to the extent of the interest of the Trustee in the Trust Estate and any such judgment shall not be enforceable by execution or be a Lien on any of the assets of the Trustee or the Bank other than the interest of the Trustee in the Trust Estate.

     The entire outstanding Certificate Amount of, and Distributions on, this Certificate shall be payable in immediately available funds as provided in
Article III of the Trust Agreement, but in any event no later than the Maturity Date.

     There shall be maintained a register for the purpose of registering transfers and exchanges of Certificates, at the Trustee's Corporate Trust Department, or at the office of any successor the Trustee.

     Each holder of this Certificate, by its acceptance hereof, agrees that each payment received for the account of such holder hereunder in respect of the Certificate Amount of, or Distributions on, this Certificate shall be applied in the manner set forth in Article III of the Trust Agreement.

                                                                EXHIBIT B TO THE
                                                                 TRUST AGREEMENT

     This Certificate is one of the Certificates referred to in the Trust Agreement that have been delivered pursuant to the terms of the Trust Agreement. The Trust Estate is held by the Trustee as security for the Trustee's performance of its respective obligations under the Operative Documents. Reference is hereby made to the Trust Agreement and the other Operative Documents for a statement of: (i) the rights of the holder of, and the nature and extent of the security, if any, for, this Certificate; (ii) the rights of the holders of, and the nature and extent of the security, if any, for, other Certificates; and (iii) the terms, rights and conditions of the trusts created by the Trust Agreement.

     This Certificate is not subject to prepayment except as provided in Section
7.03 of the Partic ipation Agreement.

     This Certificate is a registered Certificate and is transferable, as provided in the Trust Agreement, only upon surrender of this Certificate for registration and transfer duly accompanied by a written instrument of transfer duly executed by the registered holder hereof or his attorney duly authorized in writing. Prior to due registration of transfer of this Certificate, the Trustee and the Agent may treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payments of the Certificate Amount and Distributions hereunder and under the Trust Agreement and for all other purposes whatsoever, whether or not this Certificate be overdue, and the Trustee shall not be affected by notice to the contrary.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be executed in its corporate name by its duly authorized officer as of the date hereof.


                                     WELLS FARGO BANK NORTHWEST, NATIONAL
                                     ASSOCIATION, not in its individual
                                     capacity, but solely as Trustee of RAC
                                     Distribution Statutory Trust

                                     By: ________________________________
                                         Name:
                                         Title:

                                     This Certificate is one of the Certificates referred to in the within mentioned Trust Agreement.

                                                                EXHIBIT B TO THE
                                                                 TRUST AGREEMENT


GRID ATTACHED TO
CERTIFICATE DATED JUNE 27, 2001 OF RAC DISTRIBUTION
STATUTORY TRUST
WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION, AS TRUSTEE PAYABLE TO THE ORDER
OF [INSERT CERTIFICATE HOLDER NAME]

Certificate Amounts advanced by the Certificate Holder to the Trustee, and payments of such Certificate Amounts.

=============================== ======================================== =====================
 Certificate Amount Paid or         Certificate Amount Outstanding
 Amount of Funding                  (after such Funding or Payment)        Notation Made By
------------------------------- ---------------------------------------- ---------------------
------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

------------------------------- ---------------------------------------- ---------------------

=============================== ======================================== =====================